Exhibit 10.1

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 30, 2007 by and among ALASKA AIRLINES, INC., an Alaska corporation (the “Borrower”), each lender identified on the signature page hereof (collectively, (“Lenders”), and BANK OF AMERICA, N.A., as agent for Lenders (“Agent”).

RECITALS

A. Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of March 25, 2005 (the “Original Credit Agreement”), pursuant to which Lenders established a revolving line of credit to Borrower;

B. Borrower, Agent and Lenders entered into the First Amendment to Credit Agreement dated as of September 29, 2005 (the “First Amendment”);

C. Borrower, Agent and Lenders also entered into the Second Amendment to Credit Agreement dated as of April 25, 2007 (the “Second Amendment”);

D. The Original Credit Agreement, as amended by the First Amendment and the Second Amendment, is referred to as the “Amended Original Credit Agreement;”

E. Borrower, Lenders and Agent wish to further amend the Amended Original Credit Agreement as set forth in this Amendment; and

F. The Amended Original Credit Agreement, as amended by this Amendment and as amended from time to time hereafter, is referred to as “this Agreement” or the “Credit Agreement;”

NOW, THEREFORE, the parties agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Credit Agreement and shall be construed in accordance with the rules of construction set forth therein.

2. Amendments to Section 7.11. Reference to “$300,000,000” in Section 7.11 of the Credit Agreement is hereby changed to “$500,000,000”.

3. Conditions to Effectiveness. This Amendment shall be effective, as of the date hereof, upon the due execution and delivery hereof by each of the parties hereto.

4. Representations and Warranties. Borrower hereby represents and warrants to Agent and each Lender that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. Borrower agrees that representations and warranties made in this Amendment shall constitute representations and warranties under Article V of the Credit Agreement.

5. Reimbursement for Expenses. Borrower shall reimburse Agent for all expenses actually incurred by Agent in connection with the preparation of this Amendment. Such expenses shall include all other costs or expenses incurred by Agent or Bank of America N.A. as Lender in connection with this Amendment or the transactions contemplated hereby, including, without limitation, all attorney costs incurred in connection with the preparation, negotiation and execution of this Amendment.

6. No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.

7. Miscellaneous.

(a) Entire Agreement. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

(c) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington, excluding its conflict of laws rules.

(d) Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	ALASKA AIRLINES, INC.

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,

By:
	Name:	James J. Teichman
	Title:	Vice President

CITICORP USA, INC., as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

HSH NORDBANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

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MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By:
Name:
Title:

RZB FINANCE LLC, as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, as a Lender

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Agent

By:
	Name:	Dora A. Brown
	Title:	Vice President

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